Exhibit 99.2

Investor Contact:	Media Contact:
Arthur Shannon	Lainie Keller
arthur.shannon@bauschhealth.com	lainie.keller@bauschhealth.com
(514) 856-3855	(908) 927-1198
(877) 281-6642 (toll free)

BAUSCH HEALTH ANNOUNCES PRICING OF PRIVATE OFFERING OF SENIOR SECURED NOTES

LAVAL, Quebec, Jan. 27, 2022 — Bausch Health Companies Inc. (NYSE/TSX: BHC) (“Bausch Health” or the “Company”) announced today that it has priced its previously announced offering of $1.0 billion aggregate principal amount of 6.125% senior secured notes due 2027 (the “Notes”). The Notes will be sold to investors at a price of 100.000% of the principal amount thereof.

As previously announced, the Company is also seeking to refinance its existing credit agreement (the “Credit Agreement” and such refinancing, the “Credit Agreement Refinancing”). The refinanced Credit Agreement is expected to consist of approximately $2.5 billion of term B loans (the “New Term B Loans”) and a $975 million revolving credit facility. The Credit Agreement Refinancing is expected to occur upon completion of the initial public offering (“IPO”) of Bausch + Lomb Corporation (“Bausch + Lomb” and such offering, the “Bausch + Lomb IPO”) and a related debt financing by Bausch + Lomb (the “Bausch + Lomb Debt Financing”).

The proceeds from the offering of the Notes, along with the expected proceeds from the New Term B Loans, the Bausch + Lomb IPO and the repayment of an intercompany note owed to us by Bausch + Lomb (which repayment is expected to be funded by the Bausch + Lomb Debt Financing), are expected to be used to fund the Company’s previously announced conditional redemption in full of its outstanding 6.125% Senior Notes due 2025 (the “6.125% Notes due 2025”), refinance all of the existing Term B Loans, fund the Company’s previously announced conditional partial redemption of its outstanding 9.000% Senior Notes due 2025 (the “9.000% Notes due 2025 and, collectively with the 6.125% Senior Notes due 2025, the “Existing Notes”) and to pay related fees, premiums and expenses.

The Notes will be guaranteed by each of the Company’s subsidiaries that are guarantors under the Credit Agreement and existing senior notes and will be secured on a first priority basis by liens on the assets that secure the Credit Agreement and existing senior secured notes.

The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws. The Notes will be offered in the United States only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the Notes in Canada will be made on a basis, which is exempt from the prospectus requirements of such securities laws.

The redemption of the 6.125% Notes due 2025 is conditioned upon the completion of the Credit Agreement Refinancing (the “6.125% Notes Condition”). The Company intends to discharge the indenture governing the 6.125% Notes due 2025 concurrently with satisfying such 6.125% Notes Condition. The partial redemption of the 9.000% Notes due 2025 is conditioned upon the receipt of aggregate gross proceeds from the Bausch + Lomb IPO, the Bausch + Lomb Debt Financing, the Credit Agreement Refinancing and the offering of the Notes of at least $7.0 billion (the “9.000% Notes Condition” and, together with the 6.125% Notes Condition, the “Conditions”). This announcement does not constitute an offer to purchase or the solicitation of an offer to sell the Existing Notes.

This news release is being issued pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Bausch Health

Bausch Health Companies Inc. (NYSE/TSX: BHC) is a global company whose mission is to improve people’s lives with our health care products. We develop, manufacture and market a range of pharmaceutical, medical device and over-the-counter products, primarily in the therapeutic areas of eye health, gastroenterology and dermatology. We are delivering on our commitments as we build an innovative company dedicated to advancing global health.

Forward-looking Statements

This news release may contain forward-looking statements, including, but not limited to, our financing plans and the details thereof, including the proposed use of proceeds therefrom, whether the Conditions to the redemption of the Existing Notes will occur, the expected timing of the Credit Agreement Refinancing (including the New Term B Loans) and our ability to close such transaction, the offering of the Notes and the details thereof, and our ability to close such offering, the other expected effects of the Credit Agreement Refinancing, the timing expectations of the Bausch + Lomb IPO, the Bausch + Lomb Debt Financing, the IPO of our Solta aesthetic medical device business through Solta Medical Corporation and the Company’s plan to spinoff or separate its eye health business from the remainder of Bausch Health, subject to market conditions and regulatory, stock exchange and other necessary approvals, that the spinoff will occur following the expiry of customary lock-ups and the achievement of our target net leverage ratios, subject to receipt of shareholder and necessary approvals, the capitalization structure of such transaction, the anticipated dis-synergies resulting from such transaction (including the allocation thereof between the separated entity and the remainder of Bausch Health) and the Company’s plans and expectations for 2022 and beyond. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “predicts,” “goals,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “commit,” “forecast,” “tracking,” or “continue” and variations or similar expressions, and phrases or statements that certain actions, events or results may, could, should or will be achieved, received or taken or will occur or result, and similar such expressions also identify forward-looking information. These forward-looking statements are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results and events to differ materially from those described in these forward-looking

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statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company’s most recent annual and quarterly reports and detailed from time to time in the Company’s other filings with the U.S. Securities and Exchange Commission, including those identified in Bausch + Lomb’s filings relating to the Bausch + Lomb IPO, and the Canadian Securities Administrators, which risks and uncertainties are incorporated herein by reference. They also include, but are not limited to, risks and uncertainties caused by or relating to the evolving COVID-19 pandemic, the fear of that pandemic, the availability and effectiveness of vaccines for COVID-19 (including with respect to current or future variants), COVID-19 vaccine immunization rates, new lockdowns in certain countries the emergence of variant strains of COVID-19 and the potential effects of that pandemic, the severity, duration and future impact of which are highly uncertain and cannot be predicted, and which may have a material adverse impact on the Company, including but not limited to its supply chain, third-party suppliers, project development timelines, employee base, liquidity, stock price, financial condition and costs (which may increase) and revenue and margins (both of which may decrease).

Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch Health undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

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